                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



     The undersigned Director and executive officer of The Ackerley Group, Inc. ("Company") appoints each of Gail A. Ackerley, William N. Ackerley, and Denis M. Curley his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed by the following person in the capacity indicated on this 19th day of March, 1998.



                                       /s/ Barry A. Ackerley
                                       ------------------------------------
                                       Barry A. Ackerley

                               POWER OF ATTORNEY



     The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley and Denis M. Curley her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed by the following person in the capacity indicated on this 19th day of March, 1998.



                                       /s/  Gail A. Ackerley
                                       ------------------------------------
                                       Gail A. Ackerley

                               POWER OF ATTORNEY



     The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley and Denis M. Curley his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed by the following person in the capacity indicated on this 19th day of March, 1998.



                                       /s/ Richard P. Cooley
                                       ------------------------------------
                                       Richard P. Cooley

                               POWER OF ATTORNEY



     The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley and Denis M. Curley his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed by the following person in the capacity indicated on this 19th day of March, 1998.



                                       /s/ M. Ian G. Gilchrist
                                       ------------------------------------
                                       M. Ian G. Gilchrist

                               POWER OF ATTORNEY



     The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley and Denis M. Curley his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed by the following person in the capacity indicated on this 19th day of March, 1998.



                                       /s/ Michel C. Thielen
                                       ------------------------------------
                                       Michel C. Thielen

                               POWER OF ATTORNEY



     The undersigned executive officer of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Gail A. Ackerley, William N. Ackerley, and Keith W. Ritzmann his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed by the following person in the capacity indicated on this 19th day of March, 1998.



                                       /s/ Denis M. Curley
                                       ------------------------------------
                                       Denis M. Curley

                               POWER OF ATTORNEY



     The undersigned executive officer of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Gail A. Ackerley, William N. Ackerley, and Denis M. Curley as his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed by the following person in the capacity indicated on this 19th day of March, 1998.



                                       /s/ Keith W. Ritzmann
                                       ------------------------------------
                                       Keith W. Ritzmann